UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 30, 2020

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 HamiltonHM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	RE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

Today, the registrant announced the appointment of Mark Kociancic to the role of Executive Vice President, Chief Financial Officer of Everest Re Group, Ltd. effective October 12, 2020, replacing Craig Howie, Executive Vice President and Chief Financial Officer, who will remain with the Company through December 31, 2020 to ensure an orderly transition. The registrant also announced the appointment of James Williamson to the role of Executive Vice President, Chief Operating Officer of Everest Re Group, Ltd effective October 5, 2020. A copy of the news release is furnished herewith as Exhibit 99.1.

The registrant also entered into an Employment Agreement with Mr. Kociancic to become Chief Financial Officer of Everest Re Group, Ltd. effective October 12, 2020. A copy of the Employment Agreement is filed herewith as Exhibit 10.1and incorporated herein by reference. The material terms of the Employment Agreement are as follows:

Term:3 year term beginning October 12, 2020

Annual Salary:$875,000 per year

Cash Sign On Bonus:$500,000

Annual Incentive Bonus:Eligible to participate in an executive performance bonus program or plan established by the Board of Directors. The target value of the annual non-equity incentive will be 130% of base salary.

Executive Stock Based Incentive Plan:Eligible to participate in Executive Stock Based Incentive Plan with a target value of 170% of base salary.

Sign On Equity Grant:Entitled to a sign on equity grant with a target value of $5,000,000, subject to approval and award by the Compensation Committee of the Group Board of Directors.

The registrant also entered into an Employment Agreement with Mr. Williamson effective September 28, 2020. A copy of the Employment Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference. The material terms of the Employment Agreement are as follows:

Term: October 5, 2020 through and including October 1, 2023.

Annual Salary: $700,000 per year.

Annual Incentive Bonus: Eligible to participate in an executive performance bonus program or plan established by the Board of Directors. The target value of the annual non-equity incentive will be 130% of base salary.

Executive Stock Based Incentive Plan: Eligible to participate in Executive Stock Based Incentive Plan with a target value of 150% of base salary.

Sign On Equity Grant: Entitled to a sign on equity grant with a target value of $1,300,000, subject to approval and award by the Compensation Committee of the Group Board of Directors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant,
dated September 30, 2020

	10.1 10.2	Employment Agreement with Mark Kociancic Employment Agreement with James Williamson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/s/ KEITH SHOEMAKER
Keith T. Shoemaker
Senior Vice President and Comptroller

Dated: September 30, 2020

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of registrant, dated September 30, 2020	5

10.1	Employment agreement with Mark Kociancic	7

10.2	Employment Agreement with James Williamson	23